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                                                                      EXHIBIT 23

                        CONSENT OF CHARTERED ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 (No. 33-75870) of PetroCorp Incorporated of our report on Millarville Oil & Gas Ltd. dated April 4, 1996 appearing on page 2 of this
Form 8-K.



BDO Dunwoody

Calgary, Alberta
March 7, 1997